UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2009

H & H IMPORTS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53539	80-0149096
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of	Identification No.
incorporation)

7220 N.W. 7TH STREET

PLANTATION, FL 33317

(Address of principal executive offices) (Zip Code)

954-792-0067

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2009, Melissa Frantz resigned as a director.

On May 5, 2009 Anand Kumar was appointed a director. The Company will issue Mr. Kumar 50,000 shares of its common stock for his services as a director.

On May 2, 2009 Michael H. Jordan’s title was changed from Vice President to Vice President – Marketing and Sales. A commission compensation structure was established for Mr. Jordan of 5% of sales with a gross margin of 35% to 60% and 7.5% on sales with a gross margin in excess of 60% to be paid upon receipt of the proceeds of such sales. Mr. Jordan’s employment is at will.

Item 8.01 Other Events.

On May 2, 2009 the Company rented air conditioned warehouse space in Hallandale, Florida for $73.00 per month.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H & H IMPORTS, INC.

By: /s/ Francis A. Rebello

Francis A. Rebello

President and Chief Executive Officer

Date: May 6, 2009